Exhibit 99.1

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Kubota Credit Corporation, U.S.A. (the “Company”)
J.P. Morgan Securities LLC
MUFG Securities Americas Inc.
(together, the “Specified Parties”)
Re:  Kubota Credit Owner Trust 2017-1 – Loan File Procedures
We have performed the procedures enumerated below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (the “Data File” defined below) pertaining to a pool of retail installment contracts (the “Contracts”) which we were informed are intended to be included as collateral in the offering of Kubota Credit Owner 2017-1 (“KCOT 2017-1”).  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to and found it to be in agreement.  Such compared information was deemed to be in agreement if differences were attributable to rounding or were below certain set tolerances as shown under the table below.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement.  Such recomputed information was deemed to be in agreement if differences were attributable to rounding or were below a certain set tolerance as shown under the table below.

•
The term “Data File” means an electronic data file (“504_201706_FINAL_Freeze_Collateral-Data-6.16.17-KPMG.xlsx”) containing information with respect to 40,630 Contracts as of May 31, 2017, provided by the Company on June 20, 2017.

•	The term “Attributes” refers to the Company-selected data fields listed in the table below.
•
The term “Loan Documents” refers to copies of retail installment contracts, credit reports and UCC‑1 filings for each Selected Contract (defined below) provided by the Company.  We make no representation regarding the execution of the Loan Documents by the borrower or the validity of the borrower(s) signature(s).

The Company is responsible for the specified attributes in the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Procedure A
We were instructed by the Company to randomly select a Company-determined sample size of 125 Contracts from the Data File (the “Selected Contracts”).  The Selected Contracts were selected using the “RAND” function in Microsoft Excel.
Procedure B
For each of the Selected Contracts, we compared the Attributes in the Data File to the corresponding information in the Loan Documents.
Attributes	Attribute Name in the Data File / Calculation
Loan identification number	LOAN#
Origination date	Date of Origination (M-D-Y)
Original interest rate	LOAN APR
Payment frequency	FREQ (FREQ=1)
Original principal balance	ORGAMT
Original (first) payment amount	PMTAMT
Original (first) payment date	First Pmt Date
Equipment use (new/used)	TYPE
Equipment type (agricultural/construction/turf)	Equipment Type
Credit bureau score	FICO
Customer name	SNAME
Customer billing state	CUST STATE
Original term to maturity	Calculation: Number of months between (i) First Pmt Date and (ii) Date of Maturity (M-D-Y)

We found such information to be in agreement.  There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (ii) the physical existence of the Contracts, (ii) the reliability or accuracy of the Loan Documents, the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.
New York, NY
June 28, 2017